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                                                                    EXHIBIT 10.9


                             VALUEVISION MEDIA, INC.
                             2001 OMNIBUS STOCK PLAN


                           RESTRICTED STOCK AGREEMENT

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FULL NAME OF EMPLOYEE:


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NO. OF SHARES OF COMMON STOCK COVERED:    EFFECTIVE DATE:


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VESTING SCHEDULE:

                                                 NO. OF SHARES WHICH
             VESTING DATE*                    BECOME VESTED (CUMULATIVE)
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* Provided, however, that all Shares subject to this Agreement shall vest immediately in full upon the terms described in Section 3 of this Agreement.


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                                    RECITALS

     A. The Company maintains the ValueVision Media, Inc. 2001 Omnibus Stock Plan (as amended, the "PLAN").

     B. The Company has appointed a committee (the "COMMITTEE") with the authority to determine the awards to be granted under the Plan.

     C. The Committee or its designee has determined that the Employee is eligible to receive an award under the Plan in the form of Restricted Stock and has set the terms and conditions thereof.


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     D. Any capitalized term used herein which is defined in the Plan has the same meaning as set forth therein.

     This award of Restricted Stock is issued to the Employee under the terms and conditions set by the Committee as follows.

     1. Grant of Restricted Stock.

          (a) Subject to the terms and conditions of this Agreement and the Plan, the Company has granted to the Employee the number of Shares specified at the beginning of this Agreement. Such Shares are subject to the restrictions provided for in this Agreement and all the provisions of the Plan and are referred to collectively as the "Restricted Shares" and each as a "Restricted Share."

          (b) Restricted Shares may not be sold, transferred, assigned, pledged or otherwise used as collateral by the Employee unless and until, and then only to the extent that, restrictions on transferability have lapsed in accordance with the Plan and this Agreement. In this Agreement, the lapsing of such transferability restrictions is referred to as "vesting," and Restricted Shares that are no longer subject to such transferability restrictions are referred to as "vested."

          (c) Ownership of Restricted Shares which are not yet vested will not be evidenced by a stock certificate, but rather will be evidenced by an entry in a certificateless book-entry stock account maintained by the Company's transfer agent for its Common Stock (the "Transfer Agent"). To facilitate the transfer to the Company of any Restricted Shares that are forfeited by the Employee in accordance with the terms of the Plan and this Agreement, the Employee agrees to sign and promptly return to the Company such stock power(s) as the Company may request. Upon written notification by the Company to the Transfer Agent of the vesting of all or a portion of the Restricted Shares, a stock certificate evidencing such unrestricted shares shall be issued in the name of the Employee and delivered to the Employee.

     2. Normal Vesting. If the Employee remains continuously employed by the Company or a parent or subsidiary thereof, then the Restricted Shares will vest in the numbers and on the dates specified in the Vesting Schedule at the beginning of this Agreement.

     3. Accelerated Vesting. Notwithstanding Sections 2 or 5 of this Agreement, the Restricted Shares will vest immediately upon the occurrence of any one or more of the following:

     Disability. The Restricted Shares shall vest in full (notwithstanding the Vesting Schedule) if the Employee becomes totally and permanently disabled (as defined in Code section 22(e)(3)) while employed with the Company or a Subsidiary.

     Death. The Restricted Shares shall vest in full (notwithstanding the Vesting Schedule) if the Employee dies while employed with the Company or a Subsidiary.


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     Event. The Restricted Shares shall vest in full (notwithstanding the
     Vesting Schedule) if an Event shall have occurred while the Employee has been continuously employed with the Company or a Subsidiary through the date immediately prior to the occurrence of the Event. If an occurrence could be deemed both an Event and a Fundamental Change, then for purposes of this Agreement, such occurrence shall be treated solely as an Event.

     Pursuant to Employment Agreement. If the Employee is employed by the Company pursuant to a written employment contract executed by the Company and the Employee, then the Restricted Shares shall vest in full (notwithstanding the Vesting Schedule) as provided in such employment contract.

     Fundamental Change. The Restricted Shares shall vest in full (notwithstanding the Vesting Schedule) at the time of a declaration of a Fundamental Change by the Committee or, if no such declaration is made by the Committee, at the time that formal notification of a proposed Fundamental Change has been given to the Company's shareholders, and such declaration or notification occurs while Employee has been continuously employed with the Company or a Subsidiary through the date immediately prior to the declaration or notification.

     4. Issuance of Unrestricted Shares. Upon the vesting of any Restricted Shares, such vested Restricted Shares will no longer be subject to forfeiture as provided in Section 5 of this Agreement.

     5. Forfeiture. If the Employee's employment with the Company and all Subsidiaries terminates for any reason, the Employee will immediately forfeit any Restricted Shares that have not yet vested as of the employment termination date (unless otherwise provided in the Employment Agreement in effect immediately prior to the time of such termination between Employee and the Company or any Subsidiary).

     6. Dividends and Distributions. Any dividends or distributions (including regular, periodic cash dividends) paid with respect to Restricted Shares that have not yet vested will be subject to the same restrictions on transferability and the possibility of forfeiture to the Company as the Restricted Shares to which the dividends or distributions relate. To facilitate the enforcement of this provision, any such dividends or distributions paid with respect to unvested Restricted Shares will be held by the Company or its agent designated for the purpose until such time as the Restricted Shares to which the dividends or distributions relate vest or are forfeited. If such Shares vest, the dividends or distributions with respect thereto will be paid or transferred to the Employee at the time the certificate representing such Shares is provided to the Employee. If such Shares are forfeited, all of the Employee's right, title and interest in and to such dividends and distributions will automatically be transferred to the Company, and the Employee agrees to execute any documents evidencing such transfer as may be requested by the Company, either at the time of such transfer or in anticipation of such transfer becoming necessary.


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     7. Employment. Nothing in the Plan or this Agreement will give the Employee any right to continued employment with the Company or any Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the Employee's employment at any time.

     8. Plan Controls. This award of Restricted Shares is subject to all the terms and conditions of the Plan and this Agreement and, if there is any conflict between this Agreement and the Plan, the provisions of the Plan will control.

     9. Miscellaneous. This Agreement will be binding in all respects on the Employee's heirs, representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     The Employee and the Company have executed this Agreement as of the Effective Date.


                                     -------------------------------------------
                                     Employee


                                     VALUEVISION MEDIA, INC.


                                     By:
                                        ----------------------------------------
                                        Stann Leff
                                        Senior Vice President -- Human Resources





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